Developing next-generation immunotherapies that address cancer immune resistance KA (Nasdaq) November 2023 Exhibit 99.2

Disclaimers and other information Cautionary Statements Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as, but not limited to, “believe,” “expect,” “estimate,” “project,” “intend,” “future,” “potential,” “continue,” “may,” “might,” “plan,” “will,” “should,” “seek,” “anticipate,” or “could” and other similar words or expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on Kineta’s current beliefs, expectations and assumptions regarding the future of Kineta’s business, future plans and strategies, clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including, but not limited to: the adequacy of Kineta’s capital to support its future operations (including its ability to complete the second tranche of the previously disclosed contemplated private placement) and its ability to successfully initiate and complete clinical trials; the difficulty in predicting the time and cost of development of Kineta’s product candidates; Kineta’s plans to research, develop and commercialize its current and future product candidates, including, but not limited to, KVA12123; the timing and anticipated results of Kineta’s planned pre-clinical studies and clinical trials and the risk that the results of Kineta’s pre-clinical studies and clinical trials may not be predictive of future results in connection with future studies or clinical trials; the timing of the availability of data from Kineta’s clinical trials; the timing of any planned investigational new drug application or new drug application; the risk of cessation or delay of any ongoing or planned clinical trials of Kineta or its collaborators; the clinical utility, potential benefits and market acceptance of Kineta’s product candidates; Kineta’s commercialization, marketing and manufacturing capabilities and strategy; developments and projections relating to Kineta’s competitors and its industry; the impact of government laws and regulations; the timing and outcome of Kineta’s planned interactions with regulatory authorities; Kineta’s ability to protect its intellectual property position; Kineta’s estimates regarding future revenue, expenses, capital requirements and need for additional financing; the intended use of proceeds from the registered direct offerings completed in April 2023 and October 2023; and those risks set forth under the caption “Risk Factors” in Kineta’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2023 and Quarterly Reports on Form 10-Q filed with the SEC on May 11, 2023 and August 11, 2023, as well as discussions of potential risks, uncertainties and other important factors in Kineta’s subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Except as required by law, Kineta undertakes no obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise.

Kineta is developing next-generation immunotherapies that address cancer immune resistance



Innate Immunity Focused Pipeline	KVA12123: VISTA blocking mAb to address immunosuppression in the TME • Phase 1/2 clinical study evaluating KVA12123 alone and in combination with pembrolizumab in advanced solid tumors • Initial monotherapy data: cleared first 3 cohorts, no dose limiting toxicities, >90% VISTA receptor occupancy Preclinical Anti-CD27 agonist mAb to address exhausted T cells
Anticipated KVA12123 Catalysts	4Q23: Initial monotherapy efficacy data 2Q24: Additional monotherapy safety and efficacy data 2Q24: Initial combination therapy data
Financial Position	Expected cash runway into early 2025* 10.3 million outstanding shares (KA: Nasdaq)
Partnerships	~$1.3 billion in potential milestone payments plus royalties on net sales MERCK Genentech A Member of the Roche Group FAIR Therapeutics

*includes $7.8M cash as of Q2 23, $3M registered direct closed 10/23, $5M Merck milestone payment received 7/23 and $22.5M PIPE financing expected to close 4/24

KINETA®

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Immune resistance is a major challenge with current cancer therapy Next-generation cancer treatments require: Improving survival for checkpoint inhibitor (CPI) non-responders (70-80%)* Reprogramming the immune system to attack cancer Integrating innate and adaptive immune responses *Based on publicly available information Blockade and down-regulation of immune response T cells lose cancer fighting function Mechanisms of Cancer Immune Resistance Tumor cells are invisible to immune system Exhausted T cells Poor tumor immunogenicity Immuno-suppression

Kineta pipeline integrates innate and adaptive immunity to address mechanisms of cancer resistance Innate immunity Involved in early response to cancer Necessary driver for appropriate adaptive immunity Significant cause of cancer resistance Adaptive immunity Most competitor drug development is focused only on T cell adaptive immunity Innate Immunity Adaptive Immunity Dendritic cell Macrophage Mast cell Eosinophil Basophil Neutrophil Natural Killer cell Granulocytes gd T cell Natural killer T cell B cell Antibodies CD4 T cell CD8 T cell ab T cell

Kineta’s immuno-oncology pipeline aims to address the mechanisms of cancer immune resistance Drug program Discovery Pre- clinical Phase 1 Phase 2 Phase 3 Anticipated Milestones Immuno-suppression: αVISTA mAb Indications: Advanced solid tumors (NSCLC, CRC, OC) Advanced solid tumors NSCLC, CRC, OC, RCC & SCCHN* 4Q23: Initial monotherapy efficacy data 2Q24: Additional monotherapy safety and efficacy data 2Q24: Initial combination therapy data Exhausted T-cells: αCD27 agonist mAb Indications: Advanced solid tumors Advanced solid tumors 4Q 2024: IND filing KVA12123

KVA12123 Potentially differentiated VISTA blocking immunotherapy

VISTA is a key driver of immunosuppression in the tumor microenvironment Immunosuppressive protein expressed on myeloid cells Highly expressed in cold tumors including lung, colon and ovarian cancers Correlates with poor outcomes in cancer patients Up-regulated after CPI therapy and associated with treatment failure VISTA Negative VISTA Positive Brown staining in human tumors indicates VISTA expression Melanoma patient survival by VISTA expression in tumor-infiltrating immune cells 1 VISTA expression increases in melanoma patient during pembrolizumab relapse/progression 2 References: 1. Kuklinski et al. 2018; 2. Kakavand et al. 2017

KVA12123: Potentially differentiated VISTA blocking immunotherapy

Product	Development stage	Isotype	pH Binding	Single Agent Tumor Model Efficacy	CRS Cytokine Release
Kineta KVA12123	Phase 1	Engineered IgG1 mAb that binds to a unique epitope	Binds at both physiologic pH and acidic pH in the TME	Strong single agent tumor growth inhibition and in combination with PD-1 in preclinical models	No CRS-associated cytokine release or neurotoxicity seen in preclinical models
Hummingbird HMBD002	Phase 1	IgG4	Physiologic & acidic	Moderate	IL-6
Pierre Fabre WO180	Phase 1				
Sensei SNS-101	Phase 1	IgG1	Acidic	Weak	TNFα
Curis* CI-8993	Phase 1	IgG1	Physiologic	Moderate	TNFα, IFNγ, IL2, IL-1β
Pharmabcine PMC309	IND	IgG1	Physiologic & acidic	Moderate	IFNγ

Other discovery stage programs: Apexigen, Five Prime Therapeutics/BMS
Empty cells indicate no public data available

**Curis announced 11/9/2022 : "Concentrating its resources to focus on and accelerate emavusertib", the company's lead asset and "deprioritization of other programs" (CI-8993)*

KINETA®

Kineta data and analysis on file

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Blocking VISTA can reverse immunosuppression in the TME Enhances NK cell activation Enhances monocyte activation and pro-inflammatory cytokine induction Inhibits MDSC (myeloid-derived suppressor cells) Promotes Teff function Drives anti-tumor activity

KVA12123 demonstrates single agent tumor growth inhibition and in combination with PD-1 in preclinical models

Monotherapy

Bladder Cancer Model MB49
hVISTA KI mice



Mean Tumor Volume
Avg. Tumor Volume (mm³)
Control ms IgG2a
KVA-12.2a
Days post implantation

Tumor Growth Inhibition
Anti-VISTA: **75%**

T Cell Lymphoma Model EG7
hVISTA KI mice



Mean Tumor Volume
Avg. Tumor Volume (mm³)
Control ms IgG2a
KVA-12.2a
Days post implantation

Tumor Growth Inhibition
Anti-VISTA: **66%**

Combination therapy

Colon Carcinoma Model MC38*
hVISTA KI mice



Mean Tumor Volume
Avg. Tumor Volume (mm³)
IgG Control
KVA12.2a
Anti-mPD1
KVA12.2a/ Anti-mPD-1
Days post implantation

Tumor Growth Inhibition
Anti-VISTA: **35-42%**
Anti-PD1: **42-60%**
Combination: **68%**

Bladder Cancer Model MB49*
hVISTA KI mice



Mean Tumor Volume
Avg. Tumor Volume (mm³)
Human IgG1
KVA12123
anti-mPD1
KVA12123/ anti-mPD1
Days post implantation

Tumor Growth Inhibition
Anti-VISTA: **40%**
Anti-PD1: **67%**
Combination: **85%**

***Combination therapy studies used sub-optimal doses of each agent**

KVA12.2a: mouse isotype equivalent of KVA12123

KINETA®

Kineta poster presentation at AACR 2021 and SITC 2022

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Myeloid compartment Lymphoid compartment KVA12123 drives an integrated innate and adaptive anti-tumor immune response in MB49 preclinical model (ex vivo) Kineta poster presentation at SITC 2022

KVA12123 was well tolerated with no CRS-associated signal in preclinical models NHP toxicology studies Human whole blood 30 mg/kg dose 100 mg/kg dose TNFα IL-6 Kineta poster presentation at SITC 2022 Single and repeat-dose toxicology studies in NHP with KVA12123 exposure >100-fold over target human exposure Well tolerated No treatment-related adverse events No change in CRS cytokine levels (IL6 or TNFα) No mortality No overt clinical signs or weight loss IL-6 IL-6 TNFα TNFα

Clinical applications for KVA12123 are primarily focused on solid tumors with high levels of VISTA expression Brown staining in human tumors indicates VISTA expression 20x 20x 20x Normal Human Tumor Lung Colon Ovary Kineta data on file

VISTA-101: Phase 1/2 open-label clinical trial of KVA12123 alone and in combination with pembrolizumab in patients with advanced solid tumors Patient population: Phase 1 basket trial in patients with advanced solid tumors (up to 60 patients) Phase 2 in NSCLC, HNSCC, OC, CRC, RCC and TBD other patients Study objectives: Primary: Safety and tolerability, recommended Phase 2 dose (RP2D) or maximum tolerated dose (MTD) of KVA12123 Secondary: Pharmacokinetics, immunogenicity, tumor response in subjects with advanced solid tumors per iRECIST (ORR) Exploratory: Biomarker and receptor occupancy Merck research collaboration Clinical trial collaboration and KEYTRUDA® supply agreement

KVA12123 3 mg Q2W KVA12123 10 mg Q2W KVA12123 30 mg Q2W KVA12123 100 mg Q2W KVA12123 300 mg Q2W KVA12123 1000 mg Q2W VISTA-101: Cleared initial monotherapy cohorts and started combination arm with pembrolizumab 2 patients 5 patients 3-6 patients 4 patients 3-6 patients 3-6 patients Phase 1 Dose Escalation* 3-6 patients 3-6 patients 3-6 patients 3-6 patients Phase 2 Dose Expansion NSCLC SCCHN OC CRC RCC NSCLC SCCHN Monotherapy (Part A) Up to 36 patients Combination Therapy (Part B) Up to 24 patients Monotherapy (Part C) Combination Therapy (Part D) Part A RP2D Part B RP2D KVA12123 Q2W pembro 400mg Q6W KVA12123 Q2W Modified BOIN Design with Accelerated Titration Dose cleared Enrolling KVA12123 30 mg Q2W pembro 400 mg Q6W KVA12123 100 mg Q2W pembro 400 mg Q6W KVA12123 300 mg Q2W pembro 400 mg Q6W KVA12123 1000 mg Q2W pembro 400mg Q6W As of 10/17/23 Kineta poster presentation at SITC 2023

VISTA-101: Baseline patient characteristics Characteristic Statistic Result Gender N (%) Male Female 7 (64) 4 (36) Race/Ethnicity N (%) White Black or African American Hispanic or Latino Other/Not specified 7 (64) 2 (18) 1 (9) 1 (9) Age Mean (Range) Years 60.8 (47-72) Characteristic Statistic Result Stage at Initial Diagnosis N (%) I II III IV Not reported 1 (9) 2 (18) 0 (0) 6 (55) 2 (18) Prior treatment N (%) Radiation Antineoplastic medication Antineoplastic surgery 9 (82) 11 (100) 11 (100) Baseline ECOG N (%) Grade 0 Grade 1 2 (18) 9 (82) Demographics Stage and prior treatments Kineta poster presentation at SITC 2023 Patients enrolled in the study were heavily pretreated with multiple prior lines of therapy including chemotherapy, radiation and immunotherapy As of 10/17/23

VISTA-101: KVA12123 was well tolerated in 3, 10 & 30 mg monotherapy cohorts No dose limiting toxicities (DLT) were observed All KVA12123 treatment emergent adverse events (TEAE) were grades 1-2 MedDRA Preferred Term 3mg N=2 (%) 10mg N=5 (%) 30mg N=4 (%) All doses N=11 (%) Total Subjects With Any Related TEAE 1 (50) 3 (60) 1 (25) 5 (45) Infusion related reaction 0 (0) 2 (40) 1 (25) 3 (27) Constipation 1 (50) 0 (0) 0 (0) 1 (9) Diarrhoea 0 (0) 1 (20) 0 (0) 1 (9) Dyspepsia 1 (50) 0 (0) 0 (0) 1 (9) Arthralgia 0 (0) 1 (20) 0 (0) 1 (9) Myalgia 1 (50) 0 (0) 0 (0) 1 (9) Tachycardia 0 (0) 1 (20) 0 (0) 1 (9) Blood potassium decreased 1 (50) 0 (0) 0 (0) 1 (9) Decreased appetite 0 (0) 1 (20) 0 (0) 1 (9) Cough 0 (0) 0 (0) 1 (25) 1 (9) Rash maculo-papular 0 (0) 1 (20) 0 (0) 1 (9) Kineta poster presentation at SITC 2023 As of 10/17/23

VISTA-101: No evidence of CRS-associated cytokine induction after KVA12123 administration Kineta poster presentation at SITC 2023

VISTA-101: KVA12123 exhibited a greater than dose-proportional PK profile and achieved >90% VISTA RO across patients in the 30 mg cohort VISTA Receptor Occupancy (RO)* Pharmacokinetics *The VISTA-receptor occupancy on circulating monocytes in 11 patients after a single administration of KVA12123. Kineta utilizes a proprietary method to evaluate VISTA receptor occupancy. *** p<0.001 Kineta poster presentation at SITC 2023 *not evaluable

VISTA-101: KVA12123 demonstrated dose proportional induction of pro-inflammatory biomarkers required for strong anti-tumor activity Induces pro-inflammatory myeloid derived cytokines/chemokines involved in immune cell activation and recruitment in the TME Consistent with preclinical models (NHP and KO mice) Biomarker validation of VISTA target engagement

VISTA-101: KVA12123 demonstrated VISTA on-target immune cell responses involved in anti-tumor activity Increases anti-tumor Non-classical monocytes, NK cells, helper (CD4+) and cytotoxic (CD8+) T cells in the blood Kineta poster presentation at SITC 2023

VISTA-101: KVA12123 clinical profile summary Safety Cleared first three KVA12123 monotherapy cohorts (3, 10, 30 mg) with 11 patients dosed Well tolerated and no dose limiting toxicities (DLT) were observed No evidence of CRS-associated cytokines (IL-6, TNFα & IL-10) were detected Pharmacokinetics and Receptor Occupancy (RO) KVA12123 administration achieved >90% VISTA RO at the 30 mg doses Pharmacokinetic analyses demonstrated a greater than dose-proportional increase in drug exposure across all evaluated doses, consistent with target-mediated drug disposition at lower doses Biomarkers Demonstrated efficacy-related cytokine secretion of CXCL10, MCP1, MIP1α & MIP1β Significant changes in anti-tumor immune cell subpopulations were observed after treatment

24 Source: Globaldata: Epidemiology Market Size Forecast - 2027 Incident cases diagnosed (N) 8MM: US, France, Germany, Italy, Spain, UK, Japan, and urban China *Based on publicly available information (70-80%) 2.9M annual newly diagnosed patients 2.0M 70% checkpoint inhibitor non-responders* Large commercial market opportunity in potential solid tumor indications for KVA12123 in 2027 NSCLC 984K newly diagnosed patients Colorectal 1.2M newly diagnosed patients Ovarian 142K newly diagnosed patients Head and neck 243K newly diagnosed patients Renal cell carcinoma 372K newly diagnosed patients

Anti-CD27 agonist mAb immunotherapy

Anti-CD27 agonist antibodies can drive tumor growth inhibition as a monotherapy and in combination with CPIs References: 1. He et al. J. Immunol 2013 2. Turaj et al. Cancer Cell 20173. Buchan et al. Clin. Cancer Research 2018 Monotherapy CT26 Colorectal Cancer 1 Combination Therapy BCL-1 B cell lymphoma 2 Combination Therapy B16-BL6 Melanoma 3

Anti-CD27 agonist to address exhausted T cell mechanism of cancer immune resistance Activates and induces the maturation and migration of naïve T cells Drives the diversification of the T cell repertoire Enhances NK cell activation Activates low affinity antigens

Lead anti-CD27 mAb demonstrates robust agonist activity on T and NK cells in in vitro studies Increases NK cell activation Increases T cell proliferation and activation T cell Proliferation IFNγ - Secretion TNFα - Secretion Kineta data on file CD69+ NK cells T cell NK cell NFKB induction NFKB induction

Lead anti-CD27 agonist mAb demonstrates single agent tumor growth inhibition (TGI) in preclinical models Kineta data on file Colorectal Cancer Model MC38 huCD27 KI mice Tumor Growth Inhibition Lead anti-CD27 mAb: 61% mMRK131A: 40% Monotherapy Days post implantation Tumor Volume (mm3) KA2720 & MRK131A mouse IgG2a isotype equivalent

Significant clinical and regulatory catalysts anticipated over the next 18 months Anticipated Milestones 2023 2024 2024 3Q 4Q 1Q 2Q 3Q 4Q KVA12123 Initial monotherapy safety data Initial monotherapy efficacy data Additional monotherapy safety and efficacy data Initial combination therapy data FDA end of Phase 1 meeting Initiate Phase 2 clinical study αCD27 mAb IND filing

Program Neuromuscular diseases-ALS Oncology Cystic fibrosis Partner Key deal terms Received $5M milestone payment in July 2023 Up to $255M in milestones Royalties on net sales Up to $96M in milestones Royalties on net sales Up to $965M in commercial only milestones Royalties on net sales Revenue share on sub-license payments ~$1.3 billion in potential milestone payments plus royalties on net sales License Agreements

Shawn Iadonato, PhD Chief Executive Officer Vinny Hayreh, MD VP Clinical Research Thierry Guillaudeux, PhD Chief Scientific Officer Jacques Bouchy EVP Investor Relations & Business Development Experienced leadership team Craig Philips President Keith Baker Chief Financial Officer Pauline Kenny General Counsel

Kineta is developing next-generation immunotherapies that address cancer immune resistance



Innate Immunity Focused Pipeline	KVA12123: VISTA blocking mAb to address immunosuppression in the TME • Phase 1/2 clinical study evaluating KVA12123 alone and in combination with pembrolizumab in advanced solid tumors • Initial monotherapy data: cleared first 3 cohorts, no dose limiting toxicities, >90% VISTA receptor occupancy Preclinical Anti-CD27 agonist mAb to address exhausted T cells
Anticipated KVA12123 Catalysts	4Q23: Initial monotherapy efficacy data 2Q24: Additional monotherapy safety and efficacy data 2Q24: Initial combination therapy data
Financial Position	Expected cash runway into early 2025* 10.3 million outstanding shares (KA: Nasdaq)
Partnerships	~$1.3 billion in potential milestone payments plus royalties on net sales MERCK Genentech A Member of the Roche Group FAIR Therapeutics

*includes $7.8M cash as of Q2 23, $3M registered direct closed 10/23, $5M Merck milestone payment received 7/23 and $22.5M PIPE financing expected to close 4/24

KINETA®

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Developing next generation immunotherapies for cancer patients www.kinetabio.com

Appendix

Increases HLA-dependent T cell activation Reduces MDSC-mediated T cell suppression KVA12123 activates both innate and adaptive immune cells in vitro HLA-DR, CD80, CD86, CXCL10 KVA12123 Increases monocyte differentiation and activation KVA12123 KVA12123 NK dependent mechanism of action Enhances NK cell activation MDSC T cell NK cell monocyte KVA12123 KVA12123 + NK + NK Kineta poster presentation at AACR 2021

KVA12123 binds at physiologic and acidic pH Binding studies by ELISA and Octet demonstrate rapid on-rate and slow off-rate from pH 7.4 to pH 6.0 ELISA Octet Kineta data on file 0.5 0.4 0.1 0.3 0.2 0 nm 0 50 100 150 200 250 300 Time (s) 350 400 450 500 550 600 KVA12123 pH 6.0 KVA12123 pH 6.5 KVA12123 pH 7.0 KVA12123 Ph 7.4 Various pH Association and Dissociation pH 7.0 pH 6.0 pH 6.5 pH 7.4 KVA12123 Binding KVA Concentration (ng/mL) OD 450